Exhibit 9
                             Joint Filing Agreement

          In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby (i) agrees to the joint filing with all other Reporting Persons (as such term is defined the statement on Schedule 13D described below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, no par value, of ACT Teleconferencing, Inc. and (ii) agree that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument. In witness whereof, the undersigned hereby execute this Agreement as of the 21st day of May, 2003.


                      NEWWEST MEZZANINE FUND LP
                      By Touchstone Capital Group LLLP, General Partner TOUCHSTONE CAPITAL GROUP LLLP


                     -----------------------------------
                     By David L. Henry, Managing General Partner of Touchstone Capital Group LLC


                     KCEP VENTURES II, L.P.
                     By KCEP II, LC, General Partner
                     KCEP II, LC,


                     -----------------------------------
                     By Terry Matlack, Managing Director of KCEP II, LC


                     CONVERGENT CAPITAL PARTNERS I, L.P.
                     By Convergent Capital, LLC, General Partner
                     CONVERGENT CAPITAL, LLC


                     -----------------------------------
                     By Keith S. Bares, Executive Vice President of Convergent Capital, LLC


                     JAMES F. SEIFERT MANAGEMENT TRUST DATED OCTOBER 8, 1992 By James F. Seifert and Nancy L. Seifert, as Trustees and not individually
                     James F. Seifert, Individually
                     Nancy L. Seifert, Individually


                     -----------------------------------
                     By James F. Seifert, Individually and as Trustee


                    -----------------------------------
                    Nancy L. Seifert, Individually and as Trustee